SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant: Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           CTI INDUSTRIES CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[X]  No Fee Required

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                            BE HELD ON JUNE 22, 2001


To: Shareholders of CTI Industries Corporation

     The annual meeting of the shareholders of CTI Industries Corporation will be held at _________________________________ Illinois, on Friday, June 22, 2001,
at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

     1. To elect 5 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

     2. To consent to a proposal to change the state of incorporation of the Company from Delaware to Illinois by the merger of the Company into a wholly-owned subsidiary of the Company which is incorporated under the laws of Illinois, which reincorporation will cause certain changes to the Company's Articles of Incorporation, all of which is more fully described in the accompanying Proxy Statement (Item No. 2 on proxy card);

     3. To approve the adoption of the CTI Industries Corporation 2001 Stock Option Plan (Item No. 3 on proxy card);

     4. To ratify the appointment of Grant Thornton, L.L.P. as auditors of the Corporation for 2001 (Item No. 4 on proxy card); and

     5. To transact such other business as may properly come before the meeting.

     The close of business on May 7, 2001, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

     BY ORDER OF THE BOARD OF DIRECTORS


May __, 2001
                                                  ------------------------------
                                                  Stephen M. Merrick, Secretary

                             YOUR VOTE IS IMPORTANT

          It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                                 PROXY STATEMENT

Information Concerning the Solicitation

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of CTI Industries Corporation (the "Company"), a Delaware corporation, to be held at 10:00 a.m. Central Daylight Savings Time on Friday, June 22, 2001, at ________________________________________________, Illinois. The proxy materials are being mailed to shareholders of record at the close of business on May 7, 2001.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

     The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The
Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Quorum and Voting

     Only shareholders of record at the close of business on May 7, 2001, are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 841,644 shares of Common Stock and 366,300 shares of Class B Common Stock. Each share has one vote. A simple majority of the outstanding shares of Common Stock and Class B Common Stock, as a single class, is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. Holders of Class B Common Stock, voting separately as a class, have the right to elect three of the Company's five directors, and will vote together with holders of the Company's Common Stock, as a single class, on the election of the remaining two directors. The Company's Certificate of Incorporation grants the holders of Class B Common Stock the right to elect four of seven total directors but only three directors shall be elected by the Class B Common Stock at this meeting. The Company's Certificate of Incorporation grants the holders of Common Stock the right to elect three of seven total directors, but only two directors will be elected by the Company's Common Stockholders at this meeting. The directors elected by the Class B Common Stock reserve the right to appoint a director to fill the vacancy. Neither the Common Stock nor Class B Common Stock possess cumulative voting rights, and the election of directors will be by the vote of a majority of shares of Common Stock and/or Class B Common Stock, as the case may be, present in person or by proxy at the Annual Meeting. On all other matters, including the change in the Company's state of incorporation, the approval of the 2001 Stock Option Plan and ratification of auditors, a simple majority of the shares of Common Stock and Class B Common

Stock, voting together as a class, will be required for approval. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

     A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" proposal 2, "FOR" for proposal 3, and "FOR" proposal 4.

Stock Ownership by Management and Others

     The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock, as of March 23, 2001 by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Common Stock, (ii) each director and executive officer of the Company who owns any shares of Common Stock or Class B Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares.

                                Shares of         Shares of
                                 Class B           Common
                               Common Stock         Stock
                               Beneficially      Beneficially      Percent of
Name and Address(1)            Owned(2)(3)         Owned(2)      Common Stock(4)
-------------------            ------------      ------------    ---------------

John H. Schwan                    109,890         302,688(4)         34.02(5)

Stephen M. Merrick                 73,260         296,095(6)         31.87(5)

Howard W. Schwan                   54,945          91,463(7)         14.86(5)

Sharon Konny                         --            11,000(8)          1.31

Brent Anderson                       --            11,400(8)          1.35

Stanley M. Brown                     --             6,952(9)           *
 747 Glenn Avenue
 Wheeling, Illinois

Bret Tayne                           --             5,837(10)          *
 6834 N. Kostner Avenue
 Lincolnwood, Illinois 60712

Michael Schrimmer                    --           102,000            12.12
 1161 Lake Cook Road
 Suite B
 Deerfield, Illinois 60015

Frances Ann Rohlen                 91,575          51,170            15.30(5)
 c/o Cheshire Partners
 1504 Wells
 Chicago, Illinois 60610

Philip W. Colburn                  36,630          39,422(11)         8.66(5)

All directors and executive       238,095         725,435            56.45(5)
officers as a group (7 persons)
---------------
*less than one percent

(1) Except as otherwise indicated, the address of each stockholder listed above is c/o CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or

                       (footnotes continued on next page)
     exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Figures below represent all Class B Common Stock outstanding. Beneficial ownership of shares of Class B Common Stock for Messrs. Merrick, John Schwan, Howard Schwan and Ms. Rohlen include indirect ownership of such shares through CTI Investors, L.L.C. See "Certain Transactions."

(4) Includes warrants to purchase up to 20,641 shares of Common Stock at $2.73 per share, warrants to purchase up to 207,346 shares of Common Stock at $1.688 per share, options to purchase up to 13,333 shares of Common Stock at $8.25 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.475 per share granted under the Company's 1999 Stock Option Plan.

(5) Assumes conversion of all shares of Class B Common Stock owned by the named person or collective into shares of Common Stock.

(6) Includes warrants to purchase up to 24,176 shares of Common Stock at $2.73 per share, warrants to purchase up to 186,612 shares of Common Stock at $1.688 per share, options to purchase up to 13,333 shares of Common Stock at $8.25 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.475 per share granted under the Company's 1999 Stock Option Plan.

(7) Includes warrants to purchase up to 25,641 shares of Common Stock at $2.73 per share, warrants to purchase up to 29,621 shares of Common Stock at $1.688 per share, options to purchase up to 13,333 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 20,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(8) Includes options to purchase up to 4,000 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 7,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(9) Includes options to purchase up to 1,667 shares of Common Stock at $7.50 per share, options to purchase up to 1,667 shares of Common Stock at $12.00 per share, both granted under the Company's 1997 Stock Option Plan and options to purchase up to 3,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(10) Includes options to purchase up to 1,667 shares of Common Stock at $7.50 per share granted under the Company's 1997 Stock Option Plan and options to purchase up to 3,000 shares of Common Stock at $2.25 per share granted under the Company's 1999 Stock Option Plan.

(11) Includes shares held by immediate family members.

PROPOSAL ONE - ELECTION OF DIRECTORS

     Five directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2002. Three directors will be elected by holders of Class B Common Stock, voting separately as a class, and the remaining two directors will be elected by the holders of the Common Stock and Class B Common Stock, voting together as a class. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees

     The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

     Class B Common Stock Nominees

     John H. Schwan, age 56, Chairman. Mr. Schwan has been an officer and director of the Company since January, 1996. Mr. Schwan has been the President and principal executive officer of Packaging Systems and affiliated companies for over the last 13 years. Mr. Schwan has over 20 years of general management experience, including manufacturing, marketing and sales. Mr. Schwan served in the U.S. Army Infantry in Vietnam from 1966 to 1969, where he attained the rank of First Lieutenant.

     Stephen M. Merrick, age 59, Executive Vice President and Secretary. Mr. Merrick was President of the Company from January, 1996 to June, 1997 when he became Chief Executive Officer of the Company. In October, 1999, Mr. Merrick became Executive Vice President. Mr. Merrick is a principal of the law firm of Merrick & Klimek, P.C. of Chicago, Illinois and has been engaged in the practice of law for more than 30 years. Mr. Merrick is also Senior Vice President, Director and a member of the Management Committee of Reliv International, Inc. (NASDAQ), a manufacturer and direct marketer of nutritional supplements and food products.

     Howard W. Schwan, age 46, President. Mr. Schwan has been associated with the Company for 18 years, principally in the management of the production and engineering operations of the Company. Mr. Schwan was appointed as Vice President of Manufacturing in November, 1990, was appointed as a director in January, 1996, and was appointed as President in June, 1997.

     John H. Schwan and Howard W. Schwan are brothers.

     Common Stock and Class B Common Stock Nominees

     Stanley M. Brown, age 54, Director. Mr. Brown was appointed as a director of the Company in January, 1996. Since March, 1996, Mr. Brown has been President of Inn-Room Systems, Inc., a manufacturer and lessor of in-room vending systems for hotels. From 1968 to 1989, Mr. Brown was with the United States Navy as a naval aviator, achieving the rank of Captain.

     Bret Tayne, age 42, Director. Mr. Tayne was appointed as a director of the Company in December, 1997. Mr. Tayne has been the President of Everede Tool Company, a manufacturer of industrial cutting tools, since January, 1992. Prior to that, Mr. Tayne was Executive Vice President of Unifin, a commercial finance company, since 1986. Mr. Tayne received a Bachelor of Science degree from Tufts University and an MBA from Northwestern University.

Executive Officers Other Than Nominees

     Sharon Konny, age 42, Manager of Finance and Administration. Ms. Konny has been Manager of Finance and Administration at the Company since October, 1996. From November of 1992 to 1996, she was an Assistant Vice President of First Chicago Corporation, initially as Loan Servicing Manager of the Mortgage Services Division and in December, 1994, achieving the position of Manager of Financial Administration for the First Card Division. She became a Certified Public Accountant in 1992.

     Brent Anderson, age 34, Vice President of Manufacturing. Mr. Anderson has been employed by the Company since January, 1989, and has held a number of engineering positions with the Company including Plant Engineer and Plant Manager. In such capacities Mr. Anderson was responsible for the design and manufacture of much of the Company's manufacturing equipment. Mr. Anderson was appointed Vice President of Manufacturing in June, 1997.

Committees of the Board of Directors

     The Company's Board of Directors has a standing Audit Committee. The Company has no standing nominating committee.

     Audit Committee

     Until January 29, 1998, the Company's Board of Directors acted as the Audit Committee, which is responsible for nominating the Company's independent accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with the Company's independent accountants, and reviewing the financial statements, audit practices and internal controls of the Company. On January 30, 1998, the Board of Directors elected a formal Audit Committee. The current members are Stanley M. Brown III and Bret Tayne. On June 5, 2000, the Board of Directors adopted a formal Audit Committee Charter which is attached as Appendix A. During 2000, the Audit Committee held __ meetings. Member attendance at these meetings was 100%.

     Report of the Audit Committee. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just
the  acceptability,   of  the  accounting  principles,
the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for express an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the Company's internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

April __, 2001

Stanley M. Brown, III, Audit Committee Chair

Bret Tayne, Audit Committee Member

     The Board of Directors met 1 time during fiscal 2000. Each director attended said meeting of the Board of Directors.

Executive Compensation

     The following table sets forth certain information with respect to the compensation paid or accrued by the Company to its President, Chief Executive Officer and any other officer who received compensation in excess of $100,000 ("Named Executive Officers").

                           Summary Compensation Table

                                                              Long Term
                            Annual Compensation              Compensation
                      ------------------------------   -------------------------
                                                       Securities     All Other
     Name and                 Salary    Other Annual   Underlying   Compensation
Principal Position    Year     ($)      Compensation    Options         ($)
------------------    ----   --------   ------------   ----------   ------------
Howard W. Schwan      2000   $135,000    $  9,719(1)    20,000(2)    $ 1,650(6)
President             1999   $129,900    $ 13,675(1)        --       $ 1,650(6)
                      1998   $135,000    $  6,145(1)    13,333(3)    $ 1,115(6)

Stephen M. Merrick    2000   $ 75,000         --        20,000(4)        --
Executive             1999   $ 53,750         --           --            --
Vice-President        1998   $ 75,000         --        13,333(5)        --

-------------
(1) Perquisites include country club membership of $5,000 in 1998, $7,360 in 1999 and $3,950 in 2000.

(2) Stock options to purchase up to 20,000 shares of the Company's Common Stock at $2.25 per share.

(3) Stock options to purchase up to 13,333 shares of the Company's Common Stock at $7.50 per share.

(4) Stock options to purchase up to 20,000 shares of the Company's Common Stock at $2.475 per share.

(5) Stock options to purchase up to 13,333 shares of the Company's Common Stock at $8.25 per share.

(6)  Company contribution to the Company 401(k) Plan as pre-tax salary deferral.

     Certain Named Executive Officers have received warrants to purchase Common Stock of the Company in connection with their guarantee of certain bank loans secured by the Company and in connection with their participation in a private offering of notes and warrants conducted by the Company. See "Board of Director Affiliations and Related Transactions" below. Stock option grants were made to the Company's executive officers in the following amounts in connection with their employment in the fiscal year ending December 31, 2000.

                        Option Grants in Last Fiscal Year
                                Individual Grants

                                      % of Total
                      Number of         Options
                      Securities      Granted to
                      Underlying      Employees in   Exercise Price   Expiration
       Name        Options Granted    Fiscal Year      ($/share)         Date
       ----        ---------------    ------------   --------------   ----------
Stephen M. Merrick     20,000            20.3%           $2.475        3/6/2005

Howard W. Schwan       20,000            20.3%           $2.25         3/6/2010

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                               Number of        Value of
                                               Securities      Unexercised
                                               Underlying     In-the-Money
                                              Unexercised      Options at
                                               Options at     Fiscal Year
                      Shares         Value      Year End (#)     End ($)
                    Acquired on    Realized   Exercisable/    Exercisable/
Name                Exercise (#)     ($)      Unexercisable   Unexercisable
----                ------------   --------   -------------   -------------
Stephen M. Merrick       0            0         13,333/0         $0/0(1)

Howard W. Schwan         0            0         13,333/0         $0/0(1)

----------------
(1) The value of unexercised in-the-money options is based on the difference between the exercise price and the fair market value of the Company's Common Stock on December 31, 2000.

Employment Agreements

     In June, 1997, the Company entered into an Employment Agreement with Howard
W. Schwan as President, which provides for an annual salary of not less than $135,000. The term of the Agreement is through June 30, 2002. The Agreement contains covenants of Mr. Schwan with respect to the use of the Company's confidential information, establishes the Company's right to inventions created by Mr. Schwan during the term of his employment, and includes a covenant of Mr. Schwan not to compete with the Company for a period of three years after the date of termination of the Agreement.

Director Compensation

     John Schwan was compensated in the amount of $44,000 in fiscal 2000 for his services as Chairman of the Board of Directors. Except for John Schwan, directors received no cash compensation for their services as directors. In connection with their services as directors, Stanley M. Brown and Bret Tayne were each compensated with options to purchase up to 3,000 shares of the Company's Common Stock at an exercise price of $2.25 per share, expiring in March, 2010, and in connection with his services as Chairman of the Company's Board of Directors, John Schwan was compensated with options to purchase up to 20,000 shares of the Company's Common Stock at an exercise price of $2.475 per share, expiring in March, 2005. All options issued to Messrs. Brown, Tayne and John Schwan in fiscal year 2000 were issued under the Company's 1999 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 2000, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial shareholders were complied with; except that Mr. John Schwan failed to timely report three transactions on Form 4 for May, 2000 (which transactions were reported on Form 4 in July, 2000).

Board of Directors Affiliations and Related Transactions

     In March 1996, the Company entered into a Stock Redemption Agreement with John C. Davis which was subsequently amended June 27, 1997. Under the amended Stock Redemption Agreement, the Company was obligated to redeem 34,188 shares of Common Stock and had the right, but not the obligation, to redeem up to an additional 76,923 shares of Common Stock owned by Mr. Davis at the price of $5.85 per share at any time through January 31, 1998. Commencing March 1, 1998 through February 28, 2000, the Company was obligated to pay to Mr. Davis, for the redemption of shares at $5.85 per share (i) an amount equal to 2% of the Company's pretax profits each fiscal quarter (beginning with the quarter ended February 28, 1998) and (ii) an amount equal to 2% (but not to exceed $8,000) of the amount by which latex and mylar balloon revenues exceed $1.3 million in any month. The Company's obligations terminate once a total of 111,111 shares of Common Stock have been redeemed under the Stock Redemption Agreement. The Company also has the right to redeem additional shares of Common Stock from Mr. Davis during this period at $5.85 per share, provided that the total number of shares subject to redemption under the Stock Redemption Agreement does not exceed 111,111. As of January 1, 2000, 40,444 shares of Common Stock had been redeemed pursuant to the Stock Redemption Agreement.

     In March and May of 1996, a group of investors made an equity investment of $1,000,000 in the Company in return for 366,300 shares of Preferred Stock, $2.73 par value. Each share of Preferred Stock was entitled to an annual cumulative dividend of 13% of the purchase price, and was convertible into one share of Common Stock. The shares of Preferred Stock, voting separately as a class, were entitled to elect four of the Company's directors. CTI Investors, L.L.C., an Illinois limited liability company, invested $900,000 in the shares of Preferred Stock. Members of CTI Investors, L.L.C. include Howard W. Schwan, John H. Schwan and Stephen M. Merrick, members of management, and Frances Ann Rohlen.

     In December, 1996, Howard W. Schwan, John H. Schwan and Stephen M. Merrick were each issued warrants to purchase 25,641 shares of the Company's Common Stock at an exercise price of $2.73 per share in consideration of their facilitating and guaranteeing a bank loan to the Company in the amount of $6.3 million. The warrants have a term of six years. In July, 1998, John H. Schwan and Stephen M. Merrick exercised 5,000 and 1,465 of these warrants, respectively.

     In June, 1997, the Company issued in a private placement notes in the principal amount of $865,000, together with warrants to purchase up to 92,415 shares of the Company's Common Stock at an exercise price of $9.36 per share. The warrants have a term of five years. Howard W. Schwan, John H. Schwan and Stephen M. Merrick, members of management, and John C. Davis purchased

$50,000,  $350,000  and $315,000 and  $150,000,  respectively,  of the notes and warrants. Mr. John Schwan and Mr. Merrick applied advances of $200,000 each, made to the Company in January, 1997, toward the purchase of notes and warrants.

     In June, 1999, Mr. Davis' June, 1997, $150,000 Note was cancelled, and reissued in the same principal amount with a new maturity date of February 28, 2001. Mr. Davis' June, 1997, warrant to purchase up to 16,026 shares of the Company's Common Stock at an exercise price of $9.36 per share was cancelled in September, 1999, and a new warrant to purchase up to 16,026 shares of the Company's Common Stock at an exercise price of $1.688 per share, with an expiration date of June 30, 2003 was issued in its place.

     In June,  1999,  the June,  1997,  $50,000  $350,000 and $315,000  notes of
Messrs. H. Schwan, J. Schwan and Merrick, respectively came due. On November 9, 1999, new notes in the same principal amounts were issued to these persons, in payment and replacement of the prior notes, with maturity dates for each of November 9, 2001. In November, 1999, the June, 1997, warrants of Messrs. H. Schwan, J. Schwan and Merrick to purchase up to (respectively) 5,342, 37,393 and 33,653 shares of the Company's Common Stock at an exercise price of $9.36 per share were cancelled. At that time, new warrants to purchase up to 29,621, 207,346, and 186,612 shares of the Company's Common Stock at an exercise price of $1.688 per share were issued to Messrs. H. Schwan, J. Schwan and Merrick, respectively. These warrants expire on November 9, 2004.

     Stephen M. Merrick, Executive Vice President of the Company, is a principal of the law firm of Merrick & Klimek, P.C., which serves as general counsel of the Company. Mr. Merrick was a principal in the law firm of Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C., which served as general counsel to the Company until December 1, 1998. In addition, Mr. Merrick is a principal stockholder of the Company. Other principals of the firm of Merrick & Klimek, P.C. own less than 1% of the Company's outstanding Common Stock. Legal fees paid to the firm of Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C. were $10,380 and $-0- for the fiscal years ended October 31, 1999, and December 31, 2000. Legal fees incurred from the firm of Merrick & Klimek, P.C. for the fiscal years ended October 31, 1999, and December 31, 2000 were $90,634 and $124,308, respectively. Mr. Merrick is also an officer and director of Reliv International, Inc. (NASDAQ-RELV).

     John H. Schwan is President of Packaging Systems and affiliated companies. The Company made purchases of packaging materials from these entities in the amount of $251,203 and $235,299 during each of the years ended October 31, 1999, and December 31, 2000, respectively.

     The Company believes that each of the transactions set forth above were entered into, and any future related party transactions will be entered into, on terms as fair as those obtainable from independent third parties. All related party transactions, including loans and forgiveness of debt, must be approved by a majority of disinterested directors.

PROPOSAL TWO - REINCORPORATION OF THE COMPANY IN THE STATE OF ILLINOIS

     The Company's Board of Directors has unanimously approved the reincorporation of the Company in the State of Illinois. Through the reincorporation, the state of incorporation of CTI Industries Corporation would be changed from Delaware to Illinois.

     To accomplish the proposed change in the state of incorporation (the "Reincorporation Proposal") the Board of Directors has unanimously adopted a Certificate of Ownership and Merger (the "Merger Agreement"), a copy of which is attached as Appendix B to this Proxy Statement, providing for the merger of the Company into a wholly-owned subsidiary of the Company that has recently been formed pursuant to the Illinois Business Corporation Act (the "ILBCA") for this purpose. The name of the Company after the merger will not be changed. For the sake of clarity in the discussion of this Proposal Two, the Company before the merger is sometimes referred to as "CTI Delaware" and the Company after the merger is sometimes referred to as "CTI Illinois."

     If the Reincorporation Proposal is approved by the shareholders, when the merger is completed, the Company will have new Articles of Incorporation and by-laws and will be governed by Illinois law. The foregoing will, in general, result in certain changes in the rights of shareholders of the Company.

     The same individuals are presently directors of both CTI Delaware and the new Illinois subsidiary, and there will be no change in directors as a result of the reincorporation.

     The Reincorporation Proposal will not result in any change in the business or management of the Company, nor will it change the Company's name or the location of its principal executive offices. The Common Stock of CTI Industries Corporation is listed on The Nasdaq SmallCap Market, and application will be made to list the CTI Illinois Common Stock on the NASDAQ SmallCap Stock Market. Following the merger, each share of Common Stock of CTI Delaware, $.195 par value will automatically be converted into one share of CTI Illinois Common Stock, no par value per share, and each share of Class B Common Stock, par value $2.73 per share, will automatically be converted into one share of CTI Illinois Class B Common Stock, no par value per share. CTI Delaware Common and Class B Stock certificates will be deemed automatically to represent an equal number of shares of CTI Illinois Common and Class B Common Stock, as the case may be. Following the reincorporation, previously outstanding CTI Delaware Common Stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of CTI Illinois Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CTI ILLINOIS.

     If consented to by the Company's shareholders, it is anticipated that the merger will be completed as soon as practicable after such consent. However, the merger may be abandoned, and the Merger Agreement may be amended, either before or after shareholder consent if circumstances arise which, in the opinion of the Board of Directors, make such action advisable, although subsequent to shareholder consent none of the principal terms may be amended without further shareholder approval.

     No Federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Reincorporation Proposal other than Federal securities and state blue sky laws.

Reasons for the Reincorporation Proposal

     For many years Illinois has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised periodically to meet changing business needs. Illinois courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Illinois law and establishing public policies with respect to Illinois corporations. The Board of Directors believes that Illinois provides strong predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

     Further, since the Company's principal offices have been located in the State of Illinois for over twenty years, it has paid a significant amount of money in corporate franchise taxes in Illinois as well as Delaware. The Board of Directors thus believes that the reincorporation of the Company in Illinois will provide significant savings to the Company by eliminating the need to pay substantial and increasing franchise taxes in the State of Delaware.

Certain Changes in the Company's Articles of Incorporation and By-Laws to be Made by Reincorporation

     The following discussion summarizes the material differences between the Third Restated Certificate of Incorporation and by-laws of CTI Delaware and the Articles of Incorporation and by-laws of CTI Illinois. Copies of the Articles of Incorporation and by-laws of CTI Illinois are attached as Appendix C and Appendix D, respectively, to this Proxy Statement and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. If the Reincorporation Proposal is approved and the merger under the Merger Agreement is accomplished, the shareholders of the Company will become subject to the Articles of Incorporation and by-laws of CTI Illinois.

     Takeover Provisions. Delaware and Illinois each have a law that is similar in concept and which prevents an "interested shareholder" (defined as a holder who acquires 15% or more of a target company's stock) from entering into a business combination with the target company within three years after the date said shareholder acquired such stock. However, a business combination is permitted (i) if prior to the date the shareholder became an interested shareholder, the board of directors of the target company approved either the business combination or such acquisition of stock, (ii) if at the time the interested shareholder acquired such 15% interest, it acquired 85% or more of the outstanding stock of the corporation, excluding shares held by directors who are also officers and shares held under certain employee stock plans or (iii) if the business combination is approved by the target company's board of directors and two-thirds of the outstanding shares voting at an annual or special meeting of shareholders, excluding shares held by the interested shareholder. This provision applies automatically except in the case of corporations with less than 2,000 shareholders of record and without voting stock listed on a national exchange or authorized for quotation on the NASDAQ Stock Market. Additional exceptions allow corporations, in certain instances, to adopt charters or by-laws that elect not to be governed by these provisions. CTI Illinois has adopted an amendment to effect such an election and therefore, if the merger is consummated, the Company will not have the protection of such provision.

     Vote Required for Routine Shareholder Action. The By-Laws of CTI Delaware provide that acts of shareholders may be taken by a majority of the votes cast on the matter where a quorum (a majority of the outstanding shares) is present. The Illinois Business Corporation Act ("IBCA") and CTI Illinois' by-laws, in contrast, provide that such acts may be taken by a majority of the shares represented in person or by proxy (rather than a majority of the votes cast on the matter) at any meeting of shareholders at which a quorum (a majority of the outstanding shares) is present. Thus, if the Reincorporation Proposal is approved by the shareholders and the merger is consummated, it would only be possible for the shareholders of CTI Illinois to take such types of corporate action with a greater number votes than are required by CTI Delaware.

     Preferred Stock. Under both Illinois and Delaware law, a corporation may have an authorized class of preferred stock, the rights of which may be established by the directors without shareholder approval. CTI Illinois will adopt a provision in its Articles of Incorporation whereby 2,000,000 shares of Preferred Stock (the "Preferred Stock") will be authorized for issuance in the discretion of the Board of Directors without further stockholder action. Such additional shares will be issuable for proper corporate purpose, such as for future financing and acquisition transactions. The Board of Directors of the Company believes it to be in the best interests of the Company to authorize the issuance of said Preferred Stock to ensure that an ample number of such shares are available for issuance if such issuance becomes desirable.

     The 2,000,000 shares of Preferred Stock of CTI Illinois may be issued in one or more series at such time or times and for such consideration as shall be authorized from time to time by the Board of Directors. The Board of Directors will be authorized to fix the designation of each series of Preferred Stock and the relative rights, preferences, limitations, qualifications, powers or restrictions thereof, including the number of shares comprising each series, the dividend rates, redemption rights, rights upon voluntary or involuntary liquidation, provisions with respect to a retirement or sinking fund, conversion rights, voting rights, if any, preemptive rights, other preferences, qualifications, limitations, restrictions and the special or relative rights of each series not inconsistent with the provisions of the Articles of Incorporation.

     Pre-emptive Rights. Under Illinois law and Delaware law shareholders do not have pre-emptive rights to subscribe for additional shares, except to the extent provided in the Company's Articles or Certificate of Incorporation. Neither the Articles of Incorporation of CTI Illinois nor the charter of CTI Delaware grants pre-emptive rights to shareholders.

     Conversion Rights. Under Illinois and Delaware law, shareholders do not have the right to convert one class of capital stock for another class of capital stock, except to the extent provided in the Company's Articles or
Certificate of Incorporation, as the case may be. The Certificate of Incorporation of CTI Delaware provides that Class B Common stockholders may at any time convert some or all of their shares of Class B Common Stock into an equal number of shares of Common Stock of CTI Delaware; similarly, the Articles of Incorporation of CTI Illinois provide that Class

B Common stockholders may at any time convert some or all of their shares of Class B Common Stock into an equal number of shares of Common Stock of CTI Illinois. The Articles and Certificate of Incorporation of CTI Illinois and CTI Delaware, respectively, provide that in any event, all outstanding shares of Class B Common Stock shall be automatically converted into shares of Common Stock upon the conversion terms then in effect on July 1, 2002.

     Indemnification. Under Illinois law and Delaware law a corporation may indemnify directors and officers who are or are threatened to be made parties to civil, criminal, administrative or investigative proceedings by reason of the fact that such person was a director or officer of the corporation against expenses, judgments, fines and amounts paid in settlement if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to criminal proceedings had no reasonable cause to believe that the conduct was unlawful. Both statutes provide that they shall not be deemed to be exclusive of any rights to which a person seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. Both statutes provide that a corporation may purchase insurance on behalf of any director or officer against liability incurred by such person in such capacity whether or not the corporation would have power to indemnify such person against such liability under the statute. Under Illinois law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount unless it shall be ultimately determined that such person is entitled to be indemnified by the corporation pursuant to the statute. Under Delaware law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation pursuant to the statute. The By-Laws of CTI Illinois and the Articles of Incorporation of CTI Illinois provide for the indemnification of directors and officers in accordance with the foregoing statutory provisions. Under Illinois law, a corporation is required to notify its shareholders when indemnity has been paid or expenses advanced. There is no similar provision under Delaware law.

     Personal Liability of Directors. Both Illinois and Delaware law permits a corporation to have in its articles or certificate of incorporation a provision which limits or eliminates the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions. The Company currently has such a provision in effect and, if the reincorporation is accomplished, CTI Illinois will have such a provision in its new Articles of Incorporation. The Company believes that such a provision will permit directors to make corporate decisions on the merits free from any desire to avoid the risk of personal liability. This provision has no effect upon any liability that a director may have to shareholders under Federal securities laws or upon the availability to shareholders of equitable remedies.

     Removal of Directors. Under both Delaware and Illinois law, directors may be removed with or without cause by the vote of the holders of a majority of the outstanding shares.

     Filling Vacancies on Board of Directors. As permitted by both Delaware and Illinois law, the By-Laws of the CTI Illinois and the By-Laws of CTI Delaware provide that vacancies in the Board of Directors may be filled by the remaining directors. A director so appointed would, however, serve only until the next meeting of shareholders at which directors are to be elected.

     Cumulative Voting in Election of Directors. The Company currently does not have, nor will CTI Illinois have, cumulative voting in the election of directors. Cumulative voting gives shareholders the right to cast as many votes as are equal to the number of directors to be elected times the number of shares held, which votes may be allocated among the candidates or voted for one candidate, as the holder desires. As a result, shareholders holding a significant percentage of the outstanding shares entitled to vote in the election of directors may be able to assure the election of one or more directors. Without cumulative voting, holders of a substantial number of the shares of Common Stock may not have enough voting power to elect any directors.

     Vote Required for Extraordinary Events. Under Illinois law the affirmative vote of the holders of at least two-thirds of outstanding shares entitled to vote is required in order to approve mergers, consolidations, mandatory share exchanges, sales of substantially all assets and amendments to a corporation's Articles of Incorporation, unless the Articles of Incorporation supersede that requirement by specifying a smaller or larger vote requirement. Under Delaware law the affirmative vote of the holders of a majority of outstanding shares entitled to vote is required in order to approve such transactions, unless the Certificate of Incorporation provides for a larger vote requirement. CTI Illinois' Articles of Incorporation will specify a simple majority vote requirement for approval of such acts. CTI Delaware's Certificate of Incorporation does not specify a larger than majority vote. As a result, such acts will be subject to the same vote requirement in Illinois after the Reincorporation.

     Call of Special Meetings by Shareholders. The IBCA and the by-laws of CTI Illinois will permit special meetings of shareholders to be called by the president, the Board of Directors or the holders of at least one-fifth of all of the outstanding shares entitled to vote on the matter for which the meeting is called. Delaware General Corporation Law ("DGCL" provides that special meetings of shareholders may be called by the board of directors or such other persons as may be designated by the certificate of incorporation or by the by-laws. Since neither the Certificate of Incorporation nor the By-Laws of CTI Delaware presently contain a provision permitting the shareholders to call a special meeting, if the Reincorporation Proposal is consummated, the shareholders of CTI Illinois will have the authority to call a special meeting of shareholders.

     Shareholders Dissenter's Rights. Under DGCL, shareholders will be entitled to dissenter's rights in a merger or consolidation involving the Company except that DGCL does not provide for dissenter's rights: (i) for shares which are either listed on a national securities exchange or widely held (by more than 2,000 shareholders) if the shareholders receive only shares of the surviving corporation, shares of a listed or widely held corporation, or cash in lieu of fractional shares, (ii) to shareholders of a corporation surviving certain types of mergers when no vote of such shareholders is required to approve the merger, or (iii) with respect to a merger of a parent corporation and a subsidiary of the parent corporation, except that the shareholders of the subsidiary corporation shall have appraisal rights in the event the parent corporation does not own all of the shares of the subsidiary corporation.

     The IBCA permits shareholders to dissent and receive payment for their shares with respect to: (i) the consummation of a plan of merger, consolidation or share exchange that requires shareholder approval or involves the merger of that corporation into its parent corporation or into another subsidiary corporation of its parent corporation; (ii) the consummation of a sale, lease or exchange of all or substantially all of a corporation's property and assets other than in the ordinary course of business; or (iii) an amendment to a corporation's articles of incorporation that materially and adversely affects a shareholder's rights because it alters or abolishes preferential or redemption rights. The Company's shareholders would therefore be entitled to exercise certain dissenter's rights in the event a Reincorporation Proposal such as the one proposed were approved by its shareholders. Thus, if the Reincorporation Proposal is consummated, dissenter's rights available to the shareholders of the Company will be more expansive under Illinois law than they presently are under Delaware law.

     Procedure for Exercising Appraisal Rights Under Delaware Law. Appraisal rights for holders of CTI Delaware Class B Common Stock shall be perfected as follows:

     CTI Delaware hereby notifies all of its Class B Common stockholders of record as of May 7, 2001, of the availability of appraisal rights for all of the shares of the Company's Class B Common Stock. A copy of DGCL Section 262 regarding the appraisal rights of the Company's Class B Common stockholders is attached to this Proxy Statement as Appendix E. Each Class B Common stockholder electing to demand the appraisal of his shares shall deliver to the Company, before the taking of the vote on the merger, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the Company of the identity of the Class B Common stockholder and that the Class B Common stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger shall not constitute such a demand. A Class B Common stockholder electing to take such action must do so by a separate written demand. Within 10 days after the effective date of the merger, CTI Illinois shall notify each stockholder of each constituent corporation who has sought appraisal rights under DGCL and has not voted in favor of or consented to the merger of the date that the merger has become effective.

     If the merger was approved pursuant to Section 253 of DGCL, CTI Illinois and CTI Delaware, either before the effective date of the merger or within ten days thereafter, shall notify each of the holders of the Company's Class B Common Stock who have sought appraisal rights of the approval of the merger and that appraisal rights are available for any or all shares of such class of stock, and shall include in such notice a copy of DGCL Section 262 provided that, if the notice is given on or after the effective date of the merger, such notice shall be given by CTI Illinois to all such holders of Class B Common Stock that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger, shall, also notify such stockholders of the effective date of the merger. Any Class B Common stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from CTI Illinois the appraisal of his shares. Such demand will be sufficient if it reasonably informs the Company of the identity of the Class B Common stockholder and that the Class B Common stockholder intends thereby to demand the appraisal of his shares. If such notice does not notify stockholders of the effective date of the merger, either (i) each of CTI Illinois and CTI Delaware shall send a second notice before the effective date of the merger notifying each of the holders of any class or series of stock of such corporation that are entitled to appraisal rights of the effective date of the merger, or (ii) CTI Illinois shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice; such second notice need only be sent to each Class B Common stockholder who is entitled to appraisal rights and who has demanded appraisal of his shares in accordance with DGCL. An affidavit of the secretary or assistant secretary or of the transfer agent of the Company that is required to give either notice that such notice has been given shall, in the absence of fraud, be the prima-facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each of CTI Illinois and CTI Delaware may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     Within 120 days after the effective date of the merger, CTI Illinois or any stockholder who has complied with and is otherwise entitled to appraisal rights under DGCL, may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, any Class B Common stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger. Within 120 days after the effective date of the merger, any Class B Common stockholder who has complied with the appraisal requirements of DGCL, shall be entitled, upon written request, to receive from CTI Illinois a statement setting forth the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the Class B Common stockholder within 10 days after such stockholder's written request for such a statement is received by CTI Illinois or within 10 days after expiration of the period for delivery of demands for appraisal under DGCL, whichever is later.

     Upon the filing of any such petition by a Class B Common stockholder, service of a copy thereof shall be made upon CTI Illinois, which shall within 20 days after such service file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all Class B Common stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by CTI Illinois. If the petition shall be filed by CTI Illinois, the petition shall be accompanied by such a duly verified list. The Delaware Register in Chancery, if so ordered by the Delaware Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to CTI Illinois, and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Delaware Court, and the costs thereof shall be borne by CTI Illinois.

     At the hearing on such petition, the Delaware Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Delaware Court may require the Class B Common stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder.

     After determining the stockholders entitled to an appraisal, the Delaware Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Delaware Court shall take into account all relevant factors. In determining the fair rate of interest, the Delaware Court may consider all relevant factors, including the rate of interest which CTI Illinois, the surviving corporation, would have to pay to borrow money during the pendency of the proceeding. Upon application by CTI Illinois or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the Class B Common stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving corporation pursuant to DGCL and who has submitted such stockholder's certificates of stock to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under DGCL.

     The  Delaware  Court  shall  direct  the  payment  of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Delaware Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to CTI Delaware of the certificates representing such stock. The Delaware Court's decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced, despite the fact that the surviving corporation shall be a corporation of the State of Illinois.

     The costs of the proceeding may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable in the circumstances. Upon application of a stockholder, the Delaware Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to an appraisal.

     From and after the effective date of the merger, no stockholder who has demanded appraisal rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger); provided, however, that if no petition for an appraisal shall be filed within the time provided, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date of the merger or thereafter with the written approval of CTI Delaware, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just.

     The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Federal Income Tax Consequences of the Reincorporation

     Although it has not received an opinion of legal counsel with respect to the tax effects of the merger under the Merger Agreement, the Company believes that, for Federal income tax purposes, the merger will constitute a reorganization under the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by holders of the Common Stock as a result of the merger. Each shareholder of CTI Illinois will have the same tax basis in his CTI Illinois Common Stock as the shareholder had in CTI Delaware Common Stock held by the shareholder immediately prior to the effective time of the merger under the Merger Agreement, and the holding period of the CTI Illinois Common Stock will include the period during which the shareholder held CTI Delaware Common Stock, provided that such CTI Delaware Common Stock was held by the shareholder as a capital asset at the effective time of the merger.

     The foregoing is only a general description of certain of the Federal income tax consequences of the merger to shareholders, without regard to the particular facts and circumstances of each shareholder's tax situation. State, local or foreign income tax consequences to shareholders may vary from the Federal tax consequences described above. Accordingly, shareholders are urged to consult their own tax advisors with respect to the Federal, state, local and foreign tax consequences of the merger to them.

     The Company also believes that it will not recognize gain, loss or income for Federal income tax purposes as a result of the merger under the Merger Agreement, and that CTI Illinois generally will succeed, without adjustment, to the tax attributes of CTI Delaware as specified in Section 381(c) of the Internal Revenue Code of 1986, as amended.

     The Company is currently subject to an annual franchise tax in Illinois and Delaware. If the Reincorporation Proposal is approved and the merger is accomplished under the Merger Agreement, the Company will continue to be subject to an annual franchise tax in Illinois, but the requirement that the Company pay annual Delaware franchise taxes will be eliminated.

Vote Required

     Adoption of the Reincorporation Proposal requires the written consent of a majority of the total number of outstanding voting shares. Consent to the Reincorporation Proposal by the shareholders will constitute approval of the Merger Agreement by the shareholders as well as the new Articles of Incorporation of CTI Illinois.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS CONSENT TO THE ADOPTION OF THE REINCORPORATION PROPOSAL.

PROPOSAL THREE - APPROVAL OF THE 2001 STOCK OPTION PLAN

General

     In the opinion of the Board of Directors, the Company and its stockholders will benefit substantially from having certain officers and key employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 2001 Stock Option Plan. Such options, in the opinion of the Board, will be a highly effective incentive, and will create a commonality of purpose between the Company's officers and key employees and its shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide these stock options to its officers and other key employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. The Board of Directors have previously adopted after shareholder approval, the Company's 1999 Stock Option Plan. Virtually all of the 133,333 shares of Common Stock that were authorized for issuance under that plan have been exhausted. Accordingly, the Board of Directors believes it is in the Company's best interests to adopt a new stock option plan which, if adopted, will authorize the Company to award stock options to its officers and other key employees and permit the Company to offer options pursuant to the Plan to certain consultants and advisors.

The Plan and Participants

     On April 12, 2001, the Board of Directors approved for adoption, the 2001 Stock Option Plan (the "Plan") which enables the Company to grant "incentive stock options," as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Plan authorizes the grant of options to purchase up to an aggregate of 100,000 shares of the Company's Common Stock, to (i) officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.

     The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix F hereto, and the following description is qualified in its entirety by reference to Appendix F.

     The Plan will be administered by the Committee, which will be appointed by the Company's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a "disinterested" person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, and the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

     The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to optionees under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16(b)-3. Unless previously terminated by the Board of Directors, the Plan will terminate on June 1, 2011, and no additional options may be granted under the Plan after that date.

Options Terms and Grants

     Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant (or 110% of fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options under the Plan to purchase Common Stock having a fair market value (determined as of the date of grant) which exceeds $100,000 with respect to incentive stock options which are exercisable for the first time by such optionee in any calendar year, under all stock option plans of the Company as of the date of grant. The maximum number of shares for which options may be issued to an employee of the Company during any calendar year may not exceed 100,000. Other than the limitations set forth above, there is no limitation on the number of non-qualified stock options which may be granted to any optionee pursuant to the Plan.

     Incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Non-qualified stock options may be granted for a term of up to ten years.

     The Plan provides that if a stock option or portion thereof expires or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

     Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

     As of the date hereof, no options have been granted pursuant to the Plan.

     Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws on intestate succession. Options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth months after the decedent's death. Options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six (6) months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

     The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalization and reorganizations.

Federal Tax Aspects of the Plan

     Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

     An employee will not be deemed to have received income upon the grant of an incentive stock option or, except as noted below, upon the exercise of such option. Unless Shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such Shares, the optionee will generally recognize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the Shares. If a sale is made prior to either of such dates, an optionee's gain on the sale of the Shares will be treated as ordinary income to the extent of the lesser of the excess of the fair market value of the Shares at the time of exercise over the option price and the excess of the amount realized on the sale of stock over the option price. The Company will be allowed a deduction at the time of sale in the amount of ordinary income recognized by the optionee. The balance of any gain realized will be treated as long-term or short-term capital gain depending upon the length of time the Shares were held by the optionee.

     Generally, the excess of the fair market value of an incentive stock option at the time of exercise (or, if the stock subject to the option is restricted within the meaning of Code Section 83, at such time as the Shares become transferable or are not longer subject to a substantial risk of forfeiture) over the option price constitutes an item of tax preference for purposes of calculating "alternative minimum taxable income" and may result in imposition of the "alternative minimum tax" for the participant pursuant to Section 55 of the Code.

     Non-qualified options granted under the Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of non-qualified options under the Plan. When non-qualified options are exercised, however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

Vote Required for Approval of the Plan

     The Company's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

PROPOSAL FOUR - SELECTION OF AUDITORS

Grant Thornton, L.L.P.

     Effective July 27, 1999, the Company engaged Grant Thornton L.L.P. as the Company's principal accountants to audit the Company's financial statements for the year ending October 31, 1999. Grant Thornton L.L.P. replaced PricewaterhouseCoopers L.L.P. ("PwC") who had previously been engaged for the same purpose, and whose dismissal was effective July 27, 1999. The decision to change the Company's principal accountants was approved by the Company's Board of Directors on July 23, 1999.

     The reports of PwC on the Company's financial statements for the two fiscal years ended October 31, 1997, and October 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two fiscal years ended October 31, 1997, and October 31, 1998, and in the subsequent interim periods through July 27, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     PwC did not inform the Company of any reportable events during the Company's fiscal years ended October 31, 1997, and October 31, 1998, and in subsequent interim periods through July 27, 1999.

     The Board of Directors have selected and approved Grant Thornton as the principal independent auditor to audit the financial statements of the Company for 2001, subject to ratification by the shareholders. It is expected that a representative of the firm of Grant Thornton, L.L.P. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE  BOARD  OF   DIRECTORS   RECOMMENDS   SHAREHOLDERS   VOTE   "FOR"  SUCH
RATIFICATION.

Stockholder Proposals for 2002 Proxy Statement

     Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, which is tentatively scheduled to be held on May 26, 2002, should be addressed to the Secretary, CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010, and must be received at such address no later than December 31, 2001. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting

     The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                                            BY ORDER OF THE
                                            BOARD OF DIRECTORS


Dated: May __, 2001
                                            ------------------------------------
                                            Stephen M. Merrick, Secretary

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                          OF CTI INDUSTRIES CORPORATION



1.   Organization

     There shall be a committee of the Board of Directors of CTI Industries Corporation (the "Corporation") to be known as the Audit Committee. This charter (the "Charter") shall govern the operations of the Audit Committee. The Committee shall review and reassess the adequacy of this Charter at least annually, and shall submit any revisions to this Charter to the Board of Directors for their approval. The Audit Committee shall be composed of at least two directors who are independent of the management of the Corporation. A director shall be deemed independent if he is free of any relationship that, in the opinion of the Board of Directors, would interfere with exercise of independent judgment as a Committee member. To ensure that an audit committee member satisfies the definition of "independent" according to Nasdaq's SmallCap Marketplace rules, an Audit Committee member may not:

o have been employed by the Corporation or its affiliates in the current or past three years;

o have accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o have an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

o have been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o have been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

All Audit Committee members shall be able to read and understand fundamental financial statements, including but not limited to balance sheets, income statements and cash flow statements. At least one Audit Committee member shall have past employment experience in finance or accounting, a requisite professional certification in accounting, or other comparable experience or background which results in said director's sophistication in financial matters.

2.   Statement of Policy

     The Audit Committee shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and financial reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and counsel or other experts for this purpose.

3.   Responsibilities and Processes

     The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all applicable requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     3.1 Provide an open avenue of communication between the independent auditor, the internal auditor, management and the Board of Directors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee.

     3.2 Meet at least one time per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     3.3 Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the corporation, and approve the compensation of the independent auditors. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

     3.4 Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor.

     3.5 Confirm and assure the independence of the independent auditors. The Audit Committee has the responsibility for ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Corporation. The Audit Committee also has the responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectively and independence of the independent auditor and for taking, or recommending that the full Board take appropriate action to oversee the independence of the independent auditors.

     3.6 Meet with the independent auditors and internal auditors to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent or internal auditors.

     3.7 Review with the independent auditors and the internal auditor(s) the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee should also review with the independent and internal auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     3.8 Inquire of management, the internal auditor(s), and the independent auditors about significant business risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

     3.9 Review with management, the independent auditors and the internal auditor(s) the interim financial report prior to the filing of the quarterly report on Form 10-Q. The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

     3.10 The Audit Committee shall review with management, the independent auditors and the internal auditor(s) the financial statements to be included in the Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

     3.11 Review with the Board of Directors and the independent auditors at the completion of the annual examination:

          (a)  The  Corporation's   annual  financial   statements  and  related
     footnotes;

          (b) The independent auditor's audit of the financial statements and his report thereon;

          (c) Any significant changes required in the independent auditor's audit plan;

          (d) Any serious difficulties or disputes with management encountered during the course of the audit; and

          (e) Other matters relating to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditor standards.

     3.12 Consider and review with management and the internal auditor(s):

          (a) Significant findings during the year and management's responses thereto;

          (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

          (c) Any changes required in the planned scope of their audit plan;

          (d) The internal auditing department budget and staffing; and

          (e)  Internal  auditing's   compliance  with  appropriate   accounting
     standards.

     3.13 Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee with and without members of management present to discuss results of examinations. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditor personnel, and the cooperation that the independent auditors received during the course of the audit.

     3.14 Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

     3.15 Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     3.16 Investigate any matter brought to its attention within the scope of its duties.

     3.17 Report Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

     3.18 The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

Effective this 5th day of June, 2000, by order of this Corporation's Board of Directors.


                                                   /s/ Stephen M. Merrick
                                                   -----------------------------
                                                   Stephen M. Merrick, Secretary

                                   APPENDIX B

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                           CTI INDUSTRIES CORPORATION
                            (a Delaware corporation)

                                      INTO

                             CTI MERGER CORPORATION
                            (an Illinois corporation)

     It is hereby certified that:

     1. CTI Industries Corporation (hereinafter called the "Corporation") is a corporation of the State of Delaware, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

     2. The Corporation, as the owner of all of the outstanding shares of common
stock  of  CTI  Merger  Corporation,   hereby  merges  itself  into  CTI  Merger
Corporation, a corporation of the State of Illinois.

     3. The following is a copy of the resolutions adopted on the 20th day of April, 2001, by the Board or Directors of the corporation to merge the corporation into CTI Merger Corporation:

     RESOLVED that this Corporation be reincorporated in the State of Illinois by merging itself into CTI Merger Corporation pursuant to the laws of the State of Illinois and the State of Delaware as hereinafter provided, so that the separate existence of this corporation shall cease as soon as the merger shall become effective, and thereupon this Corporation and CTI Merger Corporation will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Illinois.

     FURTHER RESOLVED that the terms and conditions of the proposed merger are as follows:

     (a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers, and franchises of this Corporation shall become vested in and be held by CTI Merger Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by this Corporation, and CTI Merger Corporation shall assume all of the obligations of this Corporation.

     (b) No pro rata issuance of the shares of stock of CTI Merger Corporation which are owned by this corporation immediately prior to the effective time of the merger shall be made, and such shares shall be surrendered and extinguished.

     (c) Each share of common stock, $.195 par value, of this Corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock no par value, of CTI Merger Corporation, each share of Class B Common Stock, $2.73 par value, of this Corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of Class B Common Stock, no par value, of CTI Merger Corporation and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of this corporation shall automatically be and become holders of shares of CTI Merger Corporation upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each warrant, option or other derivative security to purchase common stock of the Corporation which is effective immediately prior to the effective time of the merger shall be converted into a warrant, option or other derivative security to purchase common stock of CTI Merger Corporation, as of the effective time of the merger. Such instruments shall be exercisable in accordance with their terms and conditions. On each matter on which common stock shall vote each common share shall be entitled to one vote.

     (d) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock of this Corporation may surrender the same to the Continental Transfer & Trust, CTI Merger Corporation's transfer agent, at its office in New York, New York and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing a like number of shares of common stock of CTI Merger Corporation. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock of this Corporation shall be deemed for all corporate purposes to evidence ownership of shares of common stock of CTI Merger Corporation.

     (e) From and after the effective time of the merger, the Articles of Incorporation and the By-Laws of CTI Merger Corporation shall replace and be the Articles of Incorporation and the By-Laws of CTI Merger Corporation as in effect immediately prior to such effective time and the name of CTI Merger Corporation shall be changed to CTI Industries Corporation.

     (f) The members of the Board of Directors and officers of this Corporation shall be the members of the Board of Directors and the corresponding officers of CTI Merger Corporation immediately before the effective time of the merger.

     (g) From and after the effective time of the merger, the assets and liabilities of this Corporation and of CTI Merger Corporation shall be entered on the books of CTI Merger Corporation at the amounts at which they shall be carried at such time on the respective books of this Corporation and of CTI Merger Corporation, subject to such inter-corporate adjustments or eliminations, if any, as may be required to give effect to the merger; and, subject to such action as may be taken by the Board of Directors of CTI Merger Corporation, in accordance with generally accepted accounting principles, the capital and surplus of CTI Merger Corporation shall be equal to the capital and surplus of this Corporation and of CTI Merger Corporation.

     FURTHER RESOLVED that, in the event that the proposed merger shall not be terminated, the proper officers of this Corporation be and they hereby are authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself into CTI Merger Corporation and the date of adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the States of Illinois and Delaware in any other appropriate jurisdiction, necessary or proper to effect this merger.

     4. The proposed merger herein certified has been adopted, approved, certified, executed, and acknowledged by CTI Industries Corporation and CTI Merger Corporation accordance with the respective laws under which they are organized.


Signed and attested to on April __, 2001.


                                              /s/ Howard W. Schwan
                                              ----------------------------------
                                              Howard W. Schwan, President of CTI
                                              Merger Corporation

Attest:

/s/ Stephen M. Merrick
-----------------------------------
Stephen M. Merrick, Secretary
of CTI Merger Corporation

                                   APPENDIX C

Form BCA-2.10
--------------------------------------------------------------------------------
(Rev. Jan. 1999)

Jesse White

Secretary of State
Department of Business Services
Springfield, IL 62756
http:llwww.sos.state.il.us
--------------------------------------------------------------------------------
Payment must be made by certified check, cashier's check, Illinois C.P.A's check or money order, payable to "Secretary of State."



                            ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
                    This space for use by Secretary of State



                               SUBMIT IN DUPLICATE
--------------------------------------------------------------------------------
                              This space for use by
                              by Secretary of State

Date

Franchise tax       $
File Fee            $

Approved:
--------------------------------------------------------------------------------


1.   CORPORATE NAME: CTI Merger Corporation
     (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

2.   Initial Registered Agent:  Stephen               M.             Merrick
                                ------------------------------------------------
                                First Name      Middle Initial      Last name

     Initial Registered Office: 401 South Lasalle Street               1302
                                ------------------------------------------------
                                Number             Street             Suite #

                                Chicago IL          Cook               60605
                                ------------------------------------------------
                                City               County            Zip Code

3.   Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

The transaction of any and all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act of 1983, as amended.

4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                                             Number of         Consideration
            Par Value   Number of Shares   Shares Proposed         to be
Class       per Share      Authorized       to be Issued     Received Therefor
--------------------------------------------------------------------------------
Common        $npv         5,000,000           841,645            $5,554,332
--------------------------------------------------------------------------------
Common        $npv           500,000           366,301            $      -0-
--------------------------------------------------------------------------------
Preferred     $npv         2,000,000                 0            $      -0-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          TOTAL = $5,554,332

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

(If not sufficient space to cover this point, add one or more sheets of this size.)

                               Please See Attached


                                     (over)

5.   OPTIONAL: (a)  Number  of  directors  constituting  the  initial  board  of directors of the corporation _________________:

               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                       Name          Residential Address      City, State, Zip
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------


6.   OPTIONAL: (a)  It is  estimated  that the value of all property to be owned by the corporation for the following year wherever located will be:
                                                       $ _______________________

               (b) It is estimated that the value of the property to be located within the State of Illinois during the following year will be:
                                                       $ _______________________

               (c) It is estimated that the gross amount of business that will be transacted by the corporation during the following year will be:
                                                       $ _______________________

               (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the following year will be:
                                                       $ _______________________


7.   OPTIONAL: OTHER PROVISIONS : Please See Attached

Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.   NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated      May                       ,   2001
      -------------------------------   ------
      (Month & Day)                      Year

            Signature and Name                          Address

1.   /s/ Scott P. Slykas                1.   401 South LaSalle Street #1302
     --------------------------------        -----------------------------------
                 Signature                                 Street

     Scott P. Slykas, Esq.                   Chicago      Illinois       60605
     ---------------------------------       -----------------------------------
            (Type or Print Name)             City/Town      State      ZIP Code

2.                                      2.
     ---------------------------------       -----------------------------------
                 Signature                                 Street

     ---------------------------------       -----------------------------------
            (Type or Print Name)             City/Town      State      ZIP Code
3.                                      3.
     ---------------------------------       -----------------------------------
                 Signature                                 Street

     ---------------------------------       -----------------------------------
            (Type or Print Name)             City/Town      State      ZIP Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown an the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

--------------------------------------------------------------------------------
                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

o    The filing fee is $75.

o The minimum total due (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary. Secretary of State Springfield, IL 62756 Department of Business Services Telephone (217) 782-9522 or 782-9523

           SUPPLEMENTAL PROVISIONS TO THE ARTICLES OF INCORPORATION OF
                             CTI MERGER CORPORATION


SECTION 4,

PARAGRAPH 2: (Preferences, Qualifications, Limitations, Restrictions and Special or Relative Rights in Respect of the Shares of Each Class):

     A. This Corporation is authorized to issue three classes of capital stock to be designated respectively Common Stock ("Common Stock"), Class B Common Stock ("Class B Common Stock") and Preferred Stock. The total number of shares of capital stock that the Corporation is authorized to issue is Seven Million Five Hundred Thousand (7,500,000). The total number of shares of Common Stock this Corporation shall have authority to issue is Five Million (5,000,000). The total number of shares of Class B Common Stock this Corporation shall have authority to issue is Five Hundred Thousand (500,000). The total number of shares of Preferred Stock this Corporation shall have the authority to issue is Two Million (2,000,000). All shares of capital stock shall be of no par value. Shares of Preferred Stock may be issued from time to time with such designations, preferences, conversion rights, cumulative, relative, participating, option or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors pursuant to the authority in this paragraph given.

     B. The powers, preferences, rights, restrictions, and other matters relating to the Common Stock and Class B Common Stock are as follows:

          1. Dividends. The holders of the Common Stock and Class B Common Stock shall participate equally and pro rata in dividends, if any, declared by the Corporation on a per share basis.

          2. Liquidation. In the event of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation, the holders of Common Stock and Class B Common Stock shall participate equally, on a per share basis, in the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings.

          3. Voting Rights.

          3.01 General Voting Rights. Except in circumstances in which the holders of Common Stock and Class B Common Stock, respectively, shall be required to vote separately as a class, with respect to all matters upon which the Corporation's stockholders shall vote or be entitled to vote, the holders of all Common Stock and Class B Common Stock shall vote together as a single class with each holder being entitled to one vote per share on all such matters.

          3.02 Election of Directors. For so long as there shall be issued and outstanding more than 166,667 shares of Class B Common Stock.

               (a) By-Laws; Number of Directors. Notwithstanding the provisions of Section Seven of these Articles of Incorporation (which is also attached hereto), the by-laws of the Corporation shall provide for the election of up to seven directors and such provision may not be amended, modified, altered or repealed except by the approval of the holders of two-thirds of the outstanding shares of Class B Common Stock voting separately as a class, provided, however, that the maximum number of directors shall in no event be reduced below seven without the additional approval of the holders of two-thirds of the outstanding shares of Common Stock voting separately as a class.

               (b) Election of Directors.

                    (i) Four of the seven directors of the Corporation shall be elected by the holders of a majority of the outstanding shares of Class B Common Stock voting separately as a class;

                    (ii) The remaining  three  directors shall be elected by the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock voting together as a single class.

          3.03 Amendments to Class B Common Stock. After the date of filing of these Articles of Incorporation with the Illinois Secretary of State, the Corporation shall not (i) issue additional shares of Class B Common Stock (except for additional issuances upon stock dividends, stock splits, or recapitalizations with respect to outstanding shares of Class B Common Stock) or (ii) amend the terms of the Class B Common Stock in any manner that would adversely affect the rights of the holders of Common Stock except with the approval of the holders of two-thirds of the outstanding shares of Common Stock.

          3.04 Quorum. At any meeting of the stockholders of the Corporation, the presence in person or by proxy of a majority in number of the issued and outstanding shares of Common Stock and Class B Common Stock, as a single class, shall be sufficient to constitute a quorum.

          3.05 Action Without Meeting. Any action required or permitted to be taken at any meeting of the stockholders of the Corporation, may be taken without a meeting, if part of such action of written consent thereto is signed by the holders of shares of Common Stock and/or Class B Common Stock necessary to approve such action if such action was taken at a meeting of stockholders.

          3.06 Cumulative Voting. Pursuant to Section 7.40 of the Illinois Business Corporation Act of 1983, as amended, cumulative voting rights are herewith eliminated with respect to all classes of the Corporation's capital stock.

          4. Transfer.

          4.01 No  person  holding  shares  of  Class B Common  Stock of  record
     (hereinafter called "Class B Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class B Common Stock, whether by sale, assignment, gift, bequest, appointment, operation of law or otherwise, except to a Permitted Transferee. A Permitted Transferee shall mean:

               (a) Stephen M. Merrick, John H. Schwan, Howard W. Schwan, Frances Ann Rohlen, and Philip W. Colburn, their respective spouses, issue, and the spouses of such issue (collectively referred to as "Family Members");

               (b) The trustee or trustees of a trust or trusts (including a voting trust) for the primary benefit of any one or more Family Members (collectively referred to as "Family Trusts");

               (c) A corporation or partnership controlled (as defined below) by one or more Family Members or Family Trusts (collectively referred to as "Family Entities"); and

               (d) The estate of such Class B Holder.

          4.02 Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder's shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Section B(4). In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock as the pledgee may elect.

          4.03 The following events shall result in the conversion of the applicable shares of Class B Common Stock into shares of Common Stock:

               (a) a Class B Holder shall transfer or attempt to transfer Class B Common Stock to a person or entity not a Permitted Transferee;

               (b) a Class B Holder shall transfer or attempt to transfer to any person or entity not a Permitted Transferee, including, without limitation, a pledgee, the right to vote any Class B Common Stock, whether by agreement, voting trust or otherwise;

               (c) a Family Trust holding Class B Common Stock shall cease to be a trust for the primary benefit of any one or more Family Members;

               (d) a Family Entity holding Class B Common Stock shall cease to be controlled by one or more Family Members or Family Trusts. For purposes of this Section B(4), "controlled" means: (i) in the case of a corporation, the ownership, beneficially and of record, of shares of capital stock representing a majority of the equity ownership of, and economic interest in, such corporation, as well as a majority of all votes entitled to vote for the election of directors; and (ii) in the case of a partnership, the ownership, beneficially and of record, of partnership interests representing a majority of the equity as a majority of the partnership interests entitled to participate in the management of the partnership.

          If any of the foregoing events shall occur, all shares of Class B Common Stock subject to such transfer or attempted transfer or then held by such Family Trust or Family Entity, whichever applicable, shall, without further act on anyone's part, be converted into shares of Common Stock effective upon the date of such event occurs, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock. The Corporation may, in connection with preparing a list of shareholders entitled to vote at any meeting of shareholders, or as a condition to the transfer or the resignation of shares of Class B Common Stock on the Corporation's books, require the furnishing of such affidavits, documents or other proof as it deems necessary to establish that any person is a Permitted Transferee or to ascertain that none of the events described in this subparagraph 4.03 occurred.

          4.04 Shares of Class B Common Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purposes, a "beneficial owner" of any shares of Class B Common Stock shall mean a person who, or any entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. The Corporation shall note on the certificates for shares of Class B Common Stock the existence of the restrictions on transfer imposed by this Section B(4).

          5. Conversion.

          5.01 Conversion Rights and Procedure.

               (a) Right of Conversion. Each holder of shares of Class B Common Stock shall be entitled to exercise all or a portion of the conversion rights provided herein at any time or from time to time.

               (b) Rate of Conversion. Upon exercise of the right of conversion hereunder with respect to shares of Class B Common Stock, the holder thereof shall be entitled to receive that number of shares of Common Stock ("Conversion Shares") equal to the number of shares of Class B Common Stock tendered subject to adjustment as provided in Section B(4.02).

               (c) Method of Conversion. A holder of shares of Class B Common Stock shall exercise such holder's conversion rights hereunder by (i) delivering or mailing to the Corporation, by certified or registered mail, return receipt requested, a written notice stating such holder's intention to exercise such rights and specifying the number of shares of Class B Common Stock as to which the conversion right is exercised and (ii) accompanying such notice with a certificate or certificates representing such shares duly endorsed in blank or accompanied with a stock power duly endorsed in blank. The right of exercise shall be deemed to have been exercised on the date that such notice shall be delivered to the Corporation or mailed in accordance with this section ("Exercise Time"). Each share of Class B Common Stock shall be canceled after it has been converted as provided herein.

               (d) Delivery of Certificates.  Certificates for Conversion Shares
          shall be delivered to the holder named therein within 15 days after the Exercise Time. Unless all of the Class B Common Stock evidenced by the certificate delivered to the Corporation shall have been converted, the Corporation shall within such 15 day period prepare a new certificate, substantially identical to that surrendered, representing the balance of the shares of Class B Common Stock formerly represented by the certificate which shall not have been converted and shall within the said 15 day period deliver such certificate to the person designated as the holder thereof.

               (e) The Corporation covenants and agrees that:

                    (i) At all times during which any shares of Class B Common Stock are issued and outstanding, the Corporation shall reserve and maintain a sufficient number of authorized and unissued shares of Common Stock sufficient to issue shares of Common Stock upon conversion of all of the then issued and outstanding Class B Common Stock, including additional shares which may become issuable by reason of an adjustment pursuant to Section B(5.02) hereof. The Corporation shall not issue any shares of Common Stock if, after the issuance thereof, the number of authorized and unissued shares of Common Stock would then be insufficient to issue shares of Common Stock to holders of the then issued and outstanding Class B Common Stock if all of such holders were to exercise their rights of conversion hereunder;

                    (ii) The Conversion  Shares  issuable upon any conversion of any shares of Class B Common Stock shall be deemed to have been issued to the person exercising such conversion privilege at the Exercise Time, and the person exercising such conversion privilege shall be deemed for all purposes to have become the record holder of such Common Stock shares at the Exercise Time.

                   (iii) All  Conversion  Shares  which may be  issued  upon any conversion of any shares of Class B Common Stock will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

               (f) Notwithstanding the above, the shares of Class B Common Stock then outstanding shall be automatically converted into shares of Common Stock upon the conversion terms then in effect on July 1, 2002.

          5.02 Adjustment Provisions.

               (a) Subdivision or Combination of Stock. In case at any time the Corporation shall in any manner subdivide its outstanding shares of Common Stock into a greater number of shares or combine such shares of Common Stock into a smaller number of shares, then the number of shares of Common Stock into which a share of Class B Common Stock may be converted shall be adjusted to reflect such subdivision or combination of shares of Common Stock.

               (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization or reclassification of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of the Corporation's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holders of Class B Common Stock shall thereafter have the right to purchase and receive such shares of stock, securities, or assets as may be issued or payable with respect to or exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the conversion of Class B Common Stock had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of the Class B Common Stock to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby.

          In the event of a merger or consolidation of this Corporation with or into another corporation as a result of which a number of shares of common stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Corporation, then the number of shares of Common Stock subject to issuance upon conversion of a share of Class B Common Stock shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. This Corporation shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger of the corporation into or for the securities of which the previously outstanding stock of the Corporation shall be exchanged in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume, by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. The provisions of this Section B (5.02(b)) governing the substitution of another corporation for the Corporation shall similarly apply to successive instances in which the corporation then deemed to be the Corporation hereunder shall either sell all or substantially all of its properties and assets to any other corporation, shall consolidate with or merge into any other corporation, or shall be the surviving corporation of the merger into it of any other corporation as a result of which the holders of any of its stock or other securities shall be deemed to have become the holders of, or shall become entitled to, the stock or other securities of any corporation other than the Corporation at the time deemed to be the Corporation hereunder.

               (c) Notice of Adjustment. The Corporation shall give to the holder of the Class B Common Stock prompt written notice of every adjustment of the Conversion terms by first class mail, postage prepaid, addressed to the address of such holder as shown on the books of the Corporation, which notice shall state the adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation was based.

SECTION 7 (OTHER PROVISIONS):

A.   Management of the Business and Conduct of the Affairs of the Corporation:

     For the management of the business and for the conduct of the affairs of the Corporation and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

          (a) The number of directors of the Corporation shall be as specified in the by-laws of the Corporation, but such number may from time to time be increased or decreased in such manner as shall be provided in the by-laws of the Corporation. The number of directors shall not be less than the minimum prescribed by law. The election of directors need not be by ballot. Directors need not be stockholders.

          (b) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized and empowered to make, alter, amend and repeal by-laws, subject to the power of the stockholders to alter or repeal by-laws made by the board of directors.

          (c) Any director or any officers elected or appointed by the stockholders or by the board of directors may be removed at any time in such manner as shall be provided in the by-laws of the Corporation.

          (d) In the absence of fraud, no contract or other transaction between the Corporation and any other corporation and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are peculiarly or otherwise interested in, or are directors or officers of, such other corporation; and in the absence of fraud, any director, individually, or any firm of which any director may be a member, may be a party to, or may be peculiarly or otherwise interested in, any contract or transaction of the Corporation, provided in any case, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or the majority thereof; and any director of the Corporation, who is also a director or officer of any such other corporation, or who is also interested may be counted in determining the existence of quorum at any seating of the Board of Directors of the Corporation which shall authorize any such contract, act or transaction, may vote thereat to authorize any such contract, act or transaction, with like force and effect as if he were not such director or officer of such other corporation, or not so interested.

B.   Personal Liability of Directors:

          (a) The Corporation shall have power to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by the reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if said person acted in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter he reasonably believes to be in or not opposed to the best interest of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of this duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

          (c) To the extent that a director, officer, employee or agent of the Corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Section 7B(a) and 7B(b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          (d) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Section 7B. Such expenses incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

          (e) Any  indemnification  under  paragraphs  (a),  (b) and (c) of this
     Section 7B (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such paragraphs (a), (b) and (c). Such determination shall be made
     (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2), if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

          (f) The indemnification provided by this Section 7B shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (g) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 7B.

          (h) For the purpose of this Section 7B, reference to "the Corporation" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation in the same capacity.

C. Vote Required for Extraordinary Events. With respect to the approval of mergers, consolidations, mandatory share exchanges, sales of substantially all assets and amendments to these Articles of Incorporation, a simple majority of the outstanding shares entitled to vote shall be required, instead of any super majority voting requirement as may be provided under the Illinois Business Corporation Act of 1983, as amended. The Corporation further expressly elects not to be governed by Section 11.75 of The Illinois Business Corporation Act of 1983, as amended.

                                   APPENDIX D

                                     BY-LAWS

                                       OF

                             CTI MERGER CORPORATION


                     a Corporation of the State of Illinois


                                    ARTICLE I

                                     OFFICES


     SECTION 1.1 Illinois Registered Office. The corporation shall continuously maintain in the State of Illinois a registered office and registered agent whose office is identical with such registered office.

     SECTION 1.2 Other Offices. The corporation may have other offices within the state.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 2.1 Annual Meeting. An annual meeting of the shareholders shall be held each year for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

     SECTION 2.2 Special Meetings. Special meetings of the shareholders may be called either by the president, the board of directors or by the holders of not less than one-fifth of all outstanding shares of the corporation entitled to vote on the matter for which the meeting is called for the purpose or purposes stated in the call of the meeting.

     SECTION 2.3 Place of Meeting. The board of directors may designate any place the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the main offices of the corporation.

     SECTION 2.4 Informal Action By Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed as follows:

          (a) By all the shareholders entitled to vote with respect to the subject matter thereon; or

          (b) By the holders of outstanding shares having not less than the minimum votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting. If such consent is signed by less than all the shareholders entitled to vote, then such consent shall become effective only if at least five (5) days prior to the execution of the consent a notice in writing is delivered to all the shareholders entitled to vote with respect to the subject matter thereof and, after the effective date of the consent, prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be delivered in writing to those shareholders who have not consented in writing.

     SECTION 2.5 Notice of Meetings. Written notice stating the place, date and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty nor more than sixty days before the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited with the United States Postal Service, addressed to the shareholder at his address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

     SECTION 2.6 Fixing of Record Date. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors of the corporation may fix in advance a record date which shall not be more than sixty days and, for a meeting of shareholders, not less than ten days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty days, immediately preceding the date of such meeting. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the date on which notice of the meeting is mailed, and the record date for the determination of shareholders for any other purpose shall be the date on which the board of directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

     SECTION 2.7 Voting Lists. The officer or agent having charge of the transfer books for shares of the corporation shall make, within twenty days after record date or ten days before each meeting of shareholders, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of the shareholder, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be open to inspection by any shareholder for any purpose germane to the meeting, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and may be inspected by any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

     SECTION 2.8 Voting of Shares. Except as otherwise provided in the articles of incorporation or these by-laws, each outstanding share, regardless of class, shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders.

     SECTION 2.9 Voting of Shares by Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as its by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine and under the law of incorporation of such corporation.

          (a) Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian, or conservator, either in person or by proxy without a transfer of such shares in the name of such administrator, executor, court appointed guardian, or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy.

          (b) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

          (c) A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

          (d) Any number of shareholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their share, for a period not to exceed ten years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

          (e) Shareholders may provide for the voting of their shares by signing an agreement for that purpose. A voting agreement under this subsection is not subject to the provisions of subsection (a) above.

          (f) Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     SECTION 2.10 Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy by signing an appointment form and delivering it to the person so appointed, but no such proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 2.11 Cumulative Voting. The Corporation's articles of incorporation shall eliminate all cumulative voting rights for all shareholders and for all circumstances.

     SECTION 2.12 Quorum. The holders of a majority of the outstanding shares of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders; provided that if less than a majority of the outstanding shares entitled to vote are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares entitled to vote represented at the meeting and entitled to vote on the matter shall be the act of the shareholders. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

     SECTION 2.13 Inspectors. At any meeting of shareholders, the chairman of the meeting may, or upon request of any shareholder shall, appoint one or more persons as inspectors for such meeting.

          (a) Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

          (b) Each report of an inspector shall be in writing and signed by him or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     SECTION 2.14 Voting By Ballot. Voting on any question or in any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 3.1 General Powers. The business and affairs of the corporation shall be managed by, or under the direction of, its board of directors.

     SECTION 3.2 Number, Tenure and Qualifications. The number of directors of the corporation shall be not less than one (1) and not more than seven (7). Each director shall hold office until the next annual meeting of shareholders, thereafter, until his successor shall have been elected. Directors need not be residents of Illinois or shareholders of the corporation. The number of directors may be increased or decreased from time to time by the amendment of this section; but no decrease shall have the effect of shortening the term of any incumbent director. A director may resign at any time by giving written notice to the board of directors, its chairman, or to the president or secretary of the corporation. A resignation is effective when the notice is given unless the notice specifies a future date. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

     SECTION 3.3 Quorum. A majority of the number of directors fixed by these by-laws shall constitute a quorum for transaction of business at any meeting of the board of directors, provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice.

     SECTION 3.4 Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these by-laws, or the articles of incorporation.

     SECTION 3.5 Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this by-law, immediately after the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for holding of additional regular meetings without other notice than such resolution.

     SECTION 3.6 Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any one or more directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

     SECTION 3.7 Notice. Notice of any special meeting shall be given at least ten days previous thereto by written notice to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited with the United States Postal Service so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegram company. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 3.8 Vacancies. Any vacancy occurring in the board of directors and any directorship to be filled by reason of an increase in the number of directors, may be filled by (1) election at an annual meeting or at a special meeting of shareholders or (2) by the board of directors remaining. A director elected by the shareholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed to fill a vacancy shall serve until the next meeting of shareholders at which directors are to be elected.

     SECTION 3.9 Removal of Directors. One or more of the directors may be removed, with or without cause, at a meeting of shareholders by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors, except as follows:

          (a) No director shall be removed at a meeting of shareholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice. Only the named director or directors may be removed at such meeting.

          (b) In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed, with or without cause, if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors.

          (c) If a director is elected by a class or series of shares, he or she may be removed only by the shareholders of that class or series.

     SECTION 3.10 Executive Committees. The board of directors, by resolution adopted by a majority of the number of directors fixed by the by-laws or otherwise, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and exercise all of the authority of the board of directors in the management of the corporation, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board when required.

     SECTION 3.11 Action Without a Meeting. Unless specifically prohibited by the articles of incorporation or these by-laws, any action required to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors, or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Any such consent signed by all the directors or all the members of the committee shall have the same effect as a unanimous vote.

     SECTION 3.12 Compensation. The board of directors, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     SECTION 3.13 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.1 Number. The officers of the corporation shall be a chairman of the board, a president, a secretary, a treasurer, if desired, any number of vice presidents, treasurers, assistant treasurers, assistant secretaries or other officers as may be elected by the board of directors. Any two or more offices may be held by the same person.

     SECTION 4.2 Election and Term of Office. The officers of the corporation shall be elected or appointed annually by the board of directors at the first meeting of the board of directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election of an officer shall not of itself create contract rights.

     SECTION 4.3 Removal. Any officer elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4.4 President. The president shall be the principal executive officer of the corporation. Subject to the direction and control of the board of directors, he shall be in charge of the business of the corporation; he shall see that the resolutions and directions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and, in general, he shall discharge all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. He shall preside at all meetings of the shareholders and of the board of directors. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, he may execute for the corporation certificates for its shares, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. He may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.

     SECTION 4.5 The Vice-President. The vice-president (or in the event there be more than one vice-president, each of the vice-presidents) shall assist the president in the discharge of his duties as the president may direct and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the board of directors, or by the president if the board of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as vice-president) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice-president (or each of them if thee are more than one) may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

     SECTION 4.6 The Treasurer. The treasurer shall be the principal accounting and financial officer of the corporation. He shall:

          (a) have charge of and be responsible for the maintenance of adequate books of account for the corporation;

          (b) have  charge  and  custody  of all  funds  and  securities  of the
     corporation,   and  be  responsible  therefore  and  for  the  receipt  and disbursement thereof; and

          (c) perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the board of directors.

     If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors may determine.

     SECTION 4.7 The Secretary. The secretary shall:

          (a) record the minutes of the shareholders' and of the board of directors' meetings in one or more books provided for that purpose;

          (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law;

          (c) be custodian of the corporate records and of the seal of the corporation;

          (d) keep a register of the post-office address of each shareholder which shall be furnished to the secretary by such shareholder;

          (e) sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws;

          (f) otherwise certify that by-laws, resolutions of the shareholders and board of directors and committees thereof, and other documents of the corporation as true and correct copies thereof;

          (g)  have  general   charge  of  the  stock   transfer  books  of  the
     corporation; and

          (h) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

     SECTION 4.8 Assistant Treasurers and Assistant Secretaries. The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the president or the board of directors. The assistant secretaries may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

     SECTION 4.9 Salaries. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 5.1 Contracts. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 5.2 Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

     SECTION 5.3 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

     SECTION 5.4 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.

                                   ARTICLE VI

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 6.1 Certificates for Shares. Certificates representing shares of the corporation shall be signed by the president or a vice-president or by such officer as shall be designated by resolution of the board of directors and by the secretary or an assistant secretary, and shall be sealed with the seal or a facsimile of the seal of the corporation. If both of the signatures of the officers be by facsimile, the certificate shall be manually signed by or on behalf of a duly authorized transfer agent or clerk. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued, the number and class of shares (with designation of series, if any), the date of issue, that the corporation is organized under Illinois law, and the par value or a statement that the shares are without par value. If the corporation is authorized and does issue shares of more than one class or of series within a class, the certificate shall also contain such information or statement as may be required by law. The name and address of each shareholder, the number and class of shares held and the date on which the certificates for the shares were issued shall be entered on the books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regard the corporation.

     SECTION 6.2 Lost Certificates. If a certificate representing shares has allegedly been lost or destroyed the board of directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

     SECTION 6.3 Transfers of Shares. Transfers of shares of the corporation shall be recorded on the books of the corporation and, except in the case of a lost or destroyed certificate, on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances that the endorsement is effective.

                                   ARTICLE VII

                                   FISCAL YEAR

     SECTION 7.1 Resolution of Directors. The fiscal year of the corporation shall be fixed by resolution of the board of directors from time to time.

                                  ARTICLE VIII

                                    DIVIDENDS

     SECTION 8.1 Declared by Directors. The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its articles of incorporation.

                                   ARTICLE IX

                                      SEAL

     SECTION 9.1 Subscription. The corporate seal, if any, shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Illinois". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                    ARTICLE X

                                WAIVER OF NOTICE

     SECTION 10.1 Waiver in Lieu of Notice. Whenever any notice is required to be given under the provisions of these by-laws or under the provisions of the articles of incorporation or under the provisions of The Business Corporation Act of the State of Illinois, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because notice was not given.

                                   ARTICLE XI

                                   AMENDMENTS

     SECTION 11.1 Determined by Directors. Unless reserved to the shareholders by the articles of incorporation, the by-laws of the corporation may be made, altered, amended or repealed by the shareholders or the board of directors, but no by-law adopted by the shareholders may be altered, amended or repealed by the board of directors if the by-laws so provide. The by-laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the articles of incorporation.

                                   ARTICLE XII

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 12.1 Power to Hold Harmless. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment or settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, or with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his conduct was unlawful.

     SECTION 12.2 Power to Indemnify Litigant. The corporation shall have power to indemnify any person who was or is a party is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, of is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     SECTION 12.3 Reimbursement Authorized. To the extent that a director, officer, employee, or agent of a corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to Sections
12.1 and 12.2 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     SECTION 12.4 Determination if Reimbursement is Proper. Any indemnification under Sections 12.1 and 12.2 above (unless ordered by court) shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of a director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 12.1 or 12.2 above. Such determination shall be made:

          (a) by the board of directors by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

          (b) if such a quorum is not obtainable, or, event if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

          (c) by the shareholders.

     SECTION 12.5 Advance of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this Article.

     SECTION 12.6 Non-Exclusivity. The indemnification provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any contract, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 12.7 Right to Acquire Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

     SECTION 12.8 Notice of Shareholders. If a corporation has paid indemnity or has advanced expenses to a director, officer, employee or agent, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders meeting.

     SECTION 12.9 "Corporation"; Definition. For purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees or agents, so that any person who was a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

     SECTION 12.10 Miscellaneous Definitions. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any services as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" as referred to in this Article.

                                  ARTICLE XIII

                        REPAYMENT OF DISALLOWED DEDUCTION

     SECTION 13.1 Full Reimbursement by Officers. Any payments made to an officer of the corporation such as salary, commission, bonus, interest, rent, medical reimbursement or entertainment expense incurred by him which, for Federal income tax purposes, shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the corporation to the full extent of such disallowance.

     SECTION 13.2 Security for Repayment. It shall be the duty of the directors, as a board, to enforce payment of such amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the corporation has been recovered.

                                   APPENDIX E

                       SECTION 262 DGCL (APPRAISAL RIGHTS)

     262 APPRAISAL RIGHTS.--(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

     a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

     b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 holders;

     c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

     d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b., and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation  was approved pursuant to Section 228 or
Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima-facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the
expenses   incurred  by  any   stockholder  in  connection  with
the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                   APPENDIX F

                           CTI INDUSTRIES CORPORATION

                             2001 STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN

     The purposes of the CTI Industries Corporation 2001 Stock Option Plan (the "Plan") are to enable the Company to attract and retain the services of officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.   GENERAL PROVISIONS

     2.1  Definitions

     As used in the Plan:

     (a)  "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

     (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

     (d)  "Common Stock" means the Company's Common Stock, $.195 par value.

     (e) "Fair Market Value" means, with respect to a specific date, the value of the Common Stock as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

     (f) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.

     (g)  "NASDAQ" means the NASDAQ SmallCap Market

     (h) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.

     (i) "Participant" means a person to whom a Stock Option has been granted under the Plan.

     (j) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

     (k) "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

     (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

     (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a disinterested person (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

     (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plan; and
          (v)  generally,   exercise  such  powers  and  perform  such  acts  in
          connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

     (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date

     The Plan shall become effective on June 1, 2001, upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

     2.4  Duration

     If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan

     The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 100,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

     (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

     (b)  Extends the term of the Plan; or

     (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

     (d) Otherwise materially increases the benefits accruing to Participants under the Plan;

     (e)  Materially   modifies  the   requirements   as  to   eligibility   for
          participation in the Plan; or

     (f) Will cause Stock options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

     2.7  Participants and Grants

     Stock Options may be granted by the Committee to (i) officers and other salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5, 3.6 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified

Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

     All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

     3.2  Price

     Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted; provided, however, that the Board of Directors may authorize the grant of a Non-Qualified Stock Option with a purchase price per share less than the Fair Market Value if the amount of the difference between the option purchase price and the Fair Market Value is designated in the resolution authorizing the option.

     3.3  Period

     The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten
(10) years from the date of grant thereof.

     3.4  Exercise

     Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

     The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 4.3, may be paid:

     (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

     (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

     (c)  By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Special Rules for Incentive Stock Options

     Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

     (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

     (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

     (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon the exercise and the date of disposition.

     (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

     3.7  Termination of Employment

     (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

     (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such disability accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive. For purposes of this paragraph, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

     (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such death accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive.

     (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

     (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment.

     3.8  Effect of Leaves of Absence

     It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of
(i) the date when such leave shall have lasted ninety (90) days in duration,  or
(ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

     3.9  Limitation on Number of Options Granted to Employees

     The maximum number of shares for which options may be granted to an employee of the Company during any calender year shall not exceed 100,000.

4.   MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

     (a) In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made.

     (b) Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

     No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding

     The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

     No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations

     By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options

     A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     4.8  Severability

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     4.9  Interpretation of the Plan

     Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.10 Use of Proceeds

     Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.11 Construction of Plan

     The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.


     BOARD OF DIRECTORS APPROVAL                 April 12, 2001


     SHAREHOLDER APPROVAL                        _____________________________

REVOCABLE PROXY   CTI INDUSTRIES CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 22, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Howard W. Schwan, John H. Schwan, Stephen M. Merrick or any of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of common stock, par value $.195 of CTI Industries Corporation (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company, to be held at ________________________, _______________
Illinois, commencing Friday, June 22, 2001, at 10:00 a.m., and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the following:

     Item 1. Election of two directors:

     [ ]  FOR ALL NOMINEES (except as      [ ]  WITHHOLD AUTHORITY
          marked to the contrary on             to vote for all nominees
          the line below)                       listed below

     Nominees (term, if elected, expires 2002):

             Stanley M. Brown                       Bret Tayne

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, WRITE HIS OR THEIR NAME OR NAMES IN THE SPACE BELOW:

     ---------------------------------------------------------------------------

     Item  2.  Proposal  to  approve  a  change  in  the   Company's   State  of
     Incorporation from Delaware to Illinois

       [ ] FOR                     [ ] AGAINST                  [ ] ABSTAIN

     Item 3. Proposal to approve the adoption of the Company's 2001 Stock Option Plan.

       [ ] FOR                     [ ] AGAINST                  [ ] ABSTAIN

     Item 4. Proposal to ratify the appointment of Grant Thornton, L.L.P. as auditors of Company for 2001.

       [ ] FOR                     [ ] AGAINST                  [ ] ABSTAIN

     Item 5. In their discretion, on any and all other matters as may properly come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF THIS PROXY DOES NOT INDICATE A CONTRARY CHOICE, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AS LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3, FOR ITEM 4, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN WITH RESPECT TO ANY AND ALL MATTERS REFERRED TO IN ITEM 5 ABOVE.

                                         ---------------------------------------

                                         ---------------------------------------
                                         Signature of Stockholder

                                         Dated:___________________________, 2001

NOTE: Please date proxy and sign it exactly as name or names appear above. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, et cetera. Please return signed proxy in the enclosed envelope.